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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       CATAPULT COMMUNICATIONS CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

               Nevada                                   77-0086010
----------------------------------------     ---------------------------------
(State of incorporation or organization)     (IRS Employer Identification No.)

                             160 South Whisman Road
                             Mountain View, CA 94041
               (Address of principal executive offices) (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                     Name of each exchange on which
     to be so registered                     each class is to be registered
     -------------------                     ------------------------------
           None                                           None

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
                         ------------------------------
                                (Title of Class)

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Item 1.   DESCRIPTION OF SECURITIES TO BE REGISTERED

          Incorporated by reference to the section entitled "Description of Capital Stock" on pages 52 and 53 of the Preliminary Prospectus contained in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 11, 1998 (Registration No. 333-56627), and any amendments thereto (the "S-1 Registration Statement").

Item 2.   EXHIBITS

          The following exhibits are filed as a part of this registration:

          1.  Articles of Incorporation of Registrant (1)

          2.  Bylaws of Registrant (2)


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(1) Incorporated by reference to Exhibit 3.1 to the S-1 Registration Statement

(2) Incorporated by reference to Exhibit 3.2 to the S-1 Registration Statement.


                                      -2-

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                                   SIGNATURE



     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                             CATAPULT COMMUNICATIONS CORPORATION



Date:  July 27, 1998         By:   /s/ Richard A. Karp
                                   -------------------------------------
                                   Richard A. Karp
                                   President and Chief Executive Officer